UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 18, 2019

AMERICAN FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-13653	31-1544320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 East Fourth Street, Cincinnati, OH	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (513) 579-2121

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 8	Other Events

Item 8.01	Other Events.

On March 11, 2019, American Financial Group, Inc. (the “Registrant”) entered into a Purchase Agreement (the “Purchase Agreement”) among the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters, relating to the underwritten public offering (the “Offering”) of $125,000,000 in aggregate principal amount of 5.875% Subordinated Debentures due 2059 (the “Debentures”).  The Debentures were issued under an indenture dated as of September 23, 2014 between the Registrant and U.S. Bank National Association, as Trustee (the “Original Indenture”), as supplemented by the First Supplemental Indenture dated as of September 23, 2014 (the “First Supplemental Indenture”), as further supplemented by the Second Supplemental Indenture dated as of November 17, 2015 (the “Second Supplemental Indenture”), and as further supplemented by the Third Supplemental Indenture dated as of March 18, 2019 (the “Third Supplemental Indenture” and, together with the Original Indenture, the First Supplemental Indenture and the Second Supplemental Indenture, the “Indenture”).  The Debentures have been registered under the Securities Act of 1933 (the “Act”) pursuant to a registration statement on Form S-3 (File No. 333-223216) (such registration statement, as amended, including all documents incorporated therein by reference, being hereinafter referred to as the “Registration Statement”) previously filed with the Securities and Exchange Commission on February 26, 2018 under the Act.

For a description of the Debentures, see the materials set forth in the section captioned “Description of Debt Securities” in the Registration Statement and the materials set forth in the section captioned “Description of Debentures” in the Prospectus Supplement of the Registrant dated March 11, 2019 and filed with the Commission on March 12, 2019 pursuant to Rule 424(b) under the Act, which is incorporated herein by reference.

The Original Indenture is incorporated by reference as Exhibit 4.1, the Third Supplemental Indenture is incorporated by reference as Exhibit 4.2 and a specimen copy of the Debentures is incorporated by reference as Exhibit 4.3, respectively, in this Current Report on Form 8-K and each is incorporated herein by reference.  The foregoing description of the Debentures and the other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are incorporated herein by reference in this Current Report on Form 8-K.

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

1
Purchase Agreement dated as of March 11, 2019 among the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC as representatives of the several underwriters.

4.1
Subordinated Debt Securities Indenture dated as of September 23, 2014, between the Registrant, as Issuer, and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form 8-A (File No. 001-13653), filed by the Registrant on September 23, 2014).

4.2
Third Supplemental Indenture dated as of March 18, 2019 between the Registrant, as Issuer and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form 8-A (File No. 001-13653), filed by the Registrant on March 12, 2019).

4.3	Form of 5.875% Subordinated Debentures due 2059 (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form 8-A (File No. 001-13653), filed by the Registrant on March 12, 2019).

5	Opinion of Keating Muething & Klekamp PLL.

23	Consent of Keating Muething & Klekamp PLL (included in Exhibit 5).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN FINANCIAL GROUP, INC.

Date: March 18, 2019	By:	/s/ Mark A. Weiss
Mark A. Weiss
Vice President

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